SCHEDULE 14C/A
                                 (RULE 14C-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT

                           SCHEDULE 14C/A INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant                       [X]
Filed by Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Information Statement        [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement


                           SNELLING TRAVEL, INC.
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              SNELLING TRAVEL, INC.
                               4636 Village Drive
                               Fernandina, Florida
                                 (904) 261-7711


                               ----------------
To Our Stockholders:

     The purpose of this letter is to inform you that we intend to take the following action by written consent of our stockholders:

     1. To amend our Articles of Incorporation to change the name of the corporation to "Global Vision, Inc.";

     3. To adopt and approve the Agreement and Plan of Reorganization, entered into between the company, Global Vision, Inc. and shareholders of Global Vision, Inc.; and

     5. Adopt the appointment of Jack Chang as Chairman of the company.

     Holders of a majority of our outstanding common stock owning approximately 65.4% of the outstanding shares of our Common Stock (the "Majority Stockholders"),have executed a written consent in favor of the actions described above. This consent will satisfy the stockholder approval requirement for the proposed action and allows us to take the proposed action on or after August 30,2002.

     WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the Majority Stockholders satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law and our Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

     The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Amended Articles of Incorporation, the adoption of the Agreement and Plan of Reorganization and the appoint of a new chairman and board of directors. Please read the accompanying Information Statement carefully.

                                  By Order of the Board of Directors,


                                  /s/ Rollins C. Snelling, Jr.
                                  ----------------------------
                                  Rollins C. Snelling, Jr.
                                  Chief Executive Officer

August 8, 2002

                              SNELLING TRAVEL, INC.
                               4636 Village Drive
                               Fernandina, Florida
                                 (904) 261-7711

                              ---------------------

                              INFORMATION STATEMENT

                                 August 8, 2002

                              ---------------------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about August 19, 2002 to the stockholders of record of SNELLING TRAVEL, INC. (the "Company") at the close of business on August 8, 2002 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

     This Information Statement is being furnished to our stockholders to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.01 (the "Common Stock"). The resolutions adopted by such holders of a majority of the outstanding Common Stock (the "Majority Stockholders") give us the authority to take the following actions (collectively, the "Stockholder Resolutions"):

     1. To amend our Articles of Incorporation to change the name of the corporation to "Global Vision, Inc.";

     2. To adopt and approve the Agreement and Plan of Reorganization, entered into between the company and Global Vision, Inc.; and

     5. Adopt the appointment of Jack Chang as Chairman of the company.

     The board of directors of the Company (the "Board of Directors") has adopted resolutions authorizing: (a) To amend our Articles of Incorporation to change the name of the corporation to "Global Vision, Inc."; (b) To adopt and approve the Agreement and Plan of Reorganization, entered into between the company and Global Vision, Inc.; and (e) Adopt the appointment of Jack Chang as Chairman of the company.

     As of the close of business on August 8, 2002, we had an aggregate of 442,500 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. Each outstanding share, regardless of class or series is entitled to one vote per share.

     The affirmative consent of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to approve each of the Stockholder Resolutions in the absence of a meeting of stockholders. The Majority Stockholders are the beneficial owners of approximately 65.4% of our outstanding shares of Common Stock. Accordingly, the requisite stockholder approval of each of the Stockholder Resolutions was obtained by the execution of the Majority Stockholders' written consents in favor of such actions, allowing us to take such actions on or after August 29, 2002.

                                  RESOLUTION #1

                          CHANGE OF THE COMPANY'S NAME

GENERAL

     Article I of our Articles of Incorporation currently provides that the name of the Company is "SNELLING TRAVEL, INC." We have proposed an amendment, substantially in the form annexed to this Information Statement as Exhibit 3(i) (the "Articles of Amendment"), which provides for, among other things, a change in the name of the Company to "Global Vision, Inc."

CONSENT REQUIRED

     Approval of the Amendment to the Articles requires the consent of the holders of a majority of the outstanding shares of our Common Stock, as of the Record Date. The Majority Stockholders, who beneficially own approximately 65.4% of the outstanding shares of our Common Stock as of the Record Date, have given their consent to this amendment and accordingly, the requisite stockholder approval of the Articles of Amendment was obtained by the execution of the Majority Stockholders' written consent in favor of the Articles of Amendment.

PURPOSE

     The Articles Amendment is necessary to allow us to abide by certain terms and conditions of that certain Agreement and Plan of Reorganization, dated August 1, 2002 by and among the Company, Global Vision, Inc. a Delaware corporation and certain selling stockholders of Global Vision, Inc.

                                  RESOLUTION #2

GENERAL

     The Board of Directors deemed it in the best interests of the Company to adopt and approve the Agreement and Plan of Reorganization entered into by and among the company, Global Vision, Inc. and the Global Vision, Inc. shareholders.

CONSENT REQUIRED

     Ratification of the Agreement and Plan of Reorganization requires the consent of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at any annual meeting of stockholders as of the Record Date. The Majority Stockholders, who beneficially own approximately 65.4% of the outstanding shares of our Common Stock as of the Record Date, have given their consent to ratify the agreement and accordingly, the requisite stockholder approval was obtained by the execution of the Majority Stockholders' written consent in favor of such appointment.

PURPOSE

     The Board of Directors deemed it in the best interests of the Company to ratify the Agreement and Plan of Reorganization entered into by and among the company, Global Vision, Inc. and the Global Vision, Inc. shareholders.

                                  RESOLUTION #3

GENERAL

     The Board of Directors deemed it in the best interests of the Company to appoint Jack Chang as Chairman of the company, to serve until the next annual meeting of the company.

CONSENT REQUIRED

     Ratification of the appointment of Jack Chang as Chairman of the company requires the consent of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at any annual meeting of stockholders as of the Record Date. The Majority Stockholders, who beneficially own approximately 65.4% of the outstanding shares of our Common Stock as of the Record Date, have given their consent to ratify this appointment and accordingly, the requisite stockholder approval was obtained by the execution of the Majority Stockholders' written consent in favor of such appointment.

PURPOSE

     The Board of Directors deemed it in the best interests of the Company to appoint Jack Chang as Chairman of the company, to serve until the next annual meeting of the company.


                           DESCRIPTION OF COMMON STOCK

     All outstanding shares of Common Stock are fully paid and non-assessable. Each share of the outstanding Common Stock is entitled to participate equally in dividends as and when declared by the Board of Directors and is entitled to participate equally in any distribution of net assets made to the stockholders upon our liquidation. There are no redemption, sinking fund, conversion or preemptive rights with respect to the shares of Common Stock. All shares of Common Stock have equal rights and preferences. The holders of Common Stock are entitled to one vote for each share held of record on all matters voted upon by stockholders and may cumulate votes for the election of directors.

                         DESCRIPTION OF PREFERRED STOCK

     There are no shares of Preferred Stock issued or outstanding and no rights thereto have been fixed by the Board of Directors.

                           OWNERSHIP OF COMPANY STOCK

COMMON STOCK

     The following table sets forth information regarding the number of shares of the Common Stock beneficially owned on August 8, 2002, by: (i) each person who is known by the Company to beneficially own 5.0% or more of the Common Stock; (ii) each of the Company's directors and executive officers; and (iii) all of the Company's directors and executive officers as a group. Except as otherwise set forth below, the business address of each of the persons listed below is c/o the Company: 4636 Village Drive Fernandina, Florida (904) 261-7711

                                          Amount and Nature
Title of Class     Name of Beneficial       of Beneficial
                         Owner               Ownership         Percent of Class
--------------    -------------------    ------------------    ----------------
Common Stock      Brian Mallon                  145,000             32.7%
--------------    -------------------    ------------------    ----------------
Common Stock      Rollins Snelling(1)           145,000             32.7%
--------------    -------------------    ------------------    ----------------
All Directors and
Executive Officers
(1 person)                                      145,000             32.7%

-----------------
(1) Mr. Snelling is the President and a Director of the registrant.


PREFERRED STOCK

     As of August 8, 2002, no shares of Preferred Stock were issued and outstanding.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     To the knowledge of the Company, no person who has been a director or officer of the Company at any time since the beginning of the Company's last fiscal year or any associate of any of such person has any direct or indirect substantial interest, by security holdings or otherwise in any matter to be acted upon, as set forth in this Information Statement.

                     INCORPORATION OF FINANCIAL INFORMATION

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission on April 15, 2002 (Commission File No. 0-26461) is incorporated in its entirety by reference into this Information Statement.

     As the requisite stockholder vote for the Stockholder Resolutions, as described in this Information Statement was obtained upon the delivery of the written consent of Majority Stockholders, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                                     By Order of the Board of Directors


                                        /s/ Rollins C. Snelling, Jr.
                                        ----------------------------
                                        Rollins C. Snelling, Jr.
                                        Chief Executive Officer
August 8, 2002